EXHIBIT 21

                         SUBSIDIARIES OF BALLARD MEDICAL PRODUCTS



                           JURISDICTION OF   BUSINESS         PARENT
          SUBSIDIARY       INCORPORATION     NAME             CORPORATION

          Medical          California        Medical          Ballard
          Innovations                        Innovations      Medical
          Corporation                        Corporation      Products

          Ballard          Utah              Ballard          Ballard
          Real Estate                        Real Estate      Medical
          Holdings, Inc.                     Holdings, Inc.   Products

          Ballard          Virgin            Ballard          Ballard
          International,   Islands           International,   Medical
          Inc.                               Inc.             Products

          Mist Assist,     Delaware          Mist Assist,     Ballard
          Inc.                               Inc.             Medical
                                                              Products

          Ballard          Canada            Ballard          Ballard
          Medical                            Medical          Medical
          Products                           Products         Products
          (Canada)                           (Canada)
          Inc.                               Inc.

          691555 Ontario   Canada            Preferred        Ballard
          Limited                            Medical          Medical
                                             Products         Products
                                                              (Canada)
                                                              Inc.

          Preferred        New York          Preferred        691555
          Medical                            Medical          Ontario
          Products, Inc.                     Products         Limited

          1194127          Canada            1194127          691555
          Ontario Inc.                       Ontario Inc.     Ontario
                                                              Limited

          Plastic          Ohio              Plastic          Ballard
          Engineered                         Engineered       Medical
          Products                           Products         Products
          Company                            Company

          Ballard          Colorado          Ballard          Ballard
          Acquisition                        Acquisition      Medical
          Corporation                        Corporation      Products

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